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                    MERRILL LYNCH FUND FOR TOMORROW, INC.

                        Supplement Dated July 30, 1998
                      to Prospectus Dated April 30, 1998

         On July 27, 1998, the Board of Directors of the Merrill Lynch Fund for Tomorrow, Inc. (the "Fund") approved a reorganization (the "Reorganization") pursuant to which the assets and liabilities of the Fund will be acquired by Merrill Lynch Fundamental Growth Fund, Inc. ("Fundamental Growth Fund") in exchange for shares of Fundamental Growth Fund. Each shareholder of the Fund will receive shares of Fundamental Growth Fund of the same class and of equivalent value to the shares of the Fund held immediately prior to the Reorganization. The Fund will deregister and dissolve subsequent to the Reorganization. The Reorganization is conditioned on receipt of certain regulatory approvals and the approval of Fund shareholders. A shareholders meeting has been called for October 13, 1998.

Code # 10227-0798ALL